SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                           ______________________

                                   FORM 8-K

                                CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

    Date of report (Date of earliest event reported):   March 3, 1999

                             Aqua Alliance Inc.
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            (Exact Name of Registrant as Specified in Charter)

           Delaware            033-017921                 13-3418759
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      (State or Other         (Commission               (IRS Employer
       Jurisdiction           File Number)           Identification No.)
     of Incorporation

 30 Harvard Mill Square, Wakefield, Massachusetts            01880
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 (Address of Principal Executive Offices)                  (Zip Code)


 Registrant's telephone number, including area code:  (781) 246-5200


                                   No change
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        (Former Name or Former Address, if Changed Since Last Report)


 ITEM 5.    OTHER EVENTS

      On March 3, 1999, Aqua Alliance Inc. (the "Company") (AMEX: AAI) announced that the Company and Compagnie Generale des Eaux-Sahide, a subsidiary of Vivendi, the Company's largest stockholder, were awarded a substantial increase in the size and scope of their ongoing contract with the Puerto Rico Aqueduct & Sewer Authority ("PRASA"). On March 3, 1999, the Company issued a press release concerning the increase in size and scope of the PRASA contract. A copy of the press release is attached hereto as
 Exhibit 99.1 and is incorporated by reference herein.


 ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
            EXHIBITS

           (c)  Exhibits

                99.1 Press release of the Company dated March 3, 1999.





      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                     AQUA ALLIANCE INC.


                     By:      /s/ Alain Brunais
                         ------------------------------------------
                         Name:  Alain Brunais
                         Title: Senior Vice President and
                                Chief Financial Officer


 Date:   March 5, 1999



                                  EXHIBIT INDEX


  EXHIBIT NO.               DESCRIPTION                            PAGE NO.
  -----------               -----------                            -------

     99.1       Press release of the Company dated                     5
                March 3, 1999.